Exhibit 99.6

Employee FAQ

1.	Who is Energy Transfer?

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Since being founded in 1996, Energy Transfer has grown to be one of the largest diversified midstream energy companies in the United States, with a strategic footprint in all the major U.S. production basins. They operate more than 86,000 miles of pipelines traversing 38 states and are responsible for moving around 30% of our nation’s natural gas and crude oil on their pipelines. They employ over 10,000 people and have a culture founded on integrity, community, excellence and responsibility.

2.	What is the reason for doing this transaction?

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Recent market conditions have been challenging for energy businesses, and as a result, SemGroup’s board has been exploring opportunities that will further strengthen and accelerate growth for our assets, while creating significant value for our shareholders.

•	The merger will result in SemGroup combining with one of the largest diversified midstream energy companies in North America, with a strategic footprint in all the major U.S. production basins.

•	The combined entity’s size, scale and financial capacity will strengthen and accelerate the growth opportunities for our U.S. businesses and our SemCAMS Midstream JV in Canada well into the future.

3.	Did the board look at other options?

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The decision to enter into this merger came following an in-depth assessment of numerous strategic options. After significant review and contemplation, the board of directors unanimously determined that the combination with Energy Transfer is in the best interests of our shareholders.

4.	What does this news mean for me? Is my job safe?

•	In the near term, there is no change at all – it is business as usual.

•	We are committed to communicating openly and honestly throughout this process.

•	In the meantime, it is critical that we all stay focused on our day-to-day responsibilities and continue to deliver the safe and reliable service our customers have come to expect.

5.	Why couldn’t we continue to do what we were doing?

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Recent market conditions have been challenging for energy businesses. A lack of capital inflows into our markets has made it difficult to raise money to fund future growth through ordinary capital markets.

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We, as a company, have persevered through the ups and downs while building a highly valued business with desired assets. Because of those efforts, Energy Transfer has identified SemGroup as a company that they wanted as part of their organization and was willing to pay a premium to secure the merger.

6.	Do you anticipate any reductions in staff?

•	It’s too soon to know what this will mean for each of our employees in the long term, and it would be inappropriate to speculate.

•	In the near term, there is no change at all – it is business as usual.

•	We expect that Energy Transfer will outline specific integration plans following closing, which is expected in the first quarter 2020.

7.	When will I know if I have a position at Energy Transfer?

•	We don’t have all the answers today, but we’ll tell you what we do know, and are committed to keeping you informed along the way as decisions are made.

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It’s important to remember that nothing changes immediately. The transaction is expected to close in the first quarter 2020. Until then, it is business as usual at SemGroup and we will continue to operate as a separate company.

8.	How has the current environment in energy markets impacted your decision to sell the business?

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It’s no secret that the last several years have been difficult for the energy industry. A lack of capital inflows into our markets has made it difficult to raise money to fund future growth through ordinary capital markets.

•	SemGroup responded to these challenges by executing on joint ventures and other projects that capitalized on the strength of our premium asset portfolio.

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We expect that energy markets will continue to be volatile in the medium term, so the merger with Energy Transfer is in the best interests of shareholders and will help ensure our assets can continue to grow well into the future.

9.	Will SemGroup operate as a separate company or will the assets and operations be fully integrated with Energy Transfer’s existing portfolio?

•	Energy Transfer has one of the largest and most diversified energy portfolios in North America, with more than 86,000 miles of pipelines traversing 38 states.

•	We expect that Energy Transfer will outline specific integration plans following closing, and until then, it’s business as usual and we will continue to operate as separate companies.

•	Energy Transfer has indicated that following the closing SEMG assets will be contributed to Energy Transfer Operating (ETO).

10.	What will happen to SemGroup’s Tulsa HQ?

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First, it is important to say that nothing at all is changing in the near term – it is business as usual at SemGroup and both businesses will continue to operate as separate entities until the close of the transaction.

•	The Merger Agreement stipulates that Energy Transfer will maintain an office in Tulsa for no less than two years.

11.	What will happen to my pay and benefits?

•	Both businesses will continue to operate as separate entities until the close of the transaction so there will be no immediate changes.

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There will be no change to your annual base pay during the first year. The integration team will review other compensation and benefits plans to provide a package substantially comparable in the aggregate to either the employee’s current benefits program or ET’s benefits plan.

12.	Do SemGroup and Energy Transfer share similar cultures?

•	While SemGroup and Energy Transfer may differ in size, they are closely aligned on company values, in particular a commitment to safety, quality, integrity and community.

•	Both companies have talented and highly engaged workforces that support well-balanced and complementary portfolios of midstream assets.

13.	Should I reach out to employees at Energy Transfer?

•	No. Until the transaction closes, the two businesses will continue to operate as separate entities.

•	It is critical that we all stay focused on our day-to-day responsibilities and continue to deliver the safe and reliable service our customers have come to expect.

14.	What should I say to customers or third parties who ask me about this news?

•	As with any transaction involving two public companies, it is highly sensitive and best not to be drawn in to a conversation.

•	Please direct all customer inquiries to Shaun Revere at srevere@semgroup.com

•	Please direct all media inquiries to Tom Droege at tdroege@semgroup.com

•	Please direct all investor inquiries to Kevin Greenwell at kgreenwell@semgroup.com

15.	Who should I speak to if I have questions?

•	We encourage you to talk with your department leader or Kay Kittleman in HR at kkittleman@semgroup.com.

Forward-Looking Statements

This employee communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements generally can be identified by the fact that they do not relate strictly to historical or current facts. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will,” “should,” “would,” “may” and “could” or similar words or expressions are generally intended to identify forward-looking statements. Specific forward-looking statements include statements regarding the Company’s plans and expectations with respect to the proposed transaction and the anticipated impact of the proposed transaction on the Company’s results of operations, financial position, growth opportunities and competitive position. These statements reflect the Company’s current views with respect to future events based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. No assurances can be given, however, as of this date that these events will occur or that these projections will be achieved. Forward-looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to be materially different from those expressed in or implied by such forward-looking statements. Some of these factors include the Company’s ability to consummate the proposed transaction on the expected timeframe or at all, including due to the inability to obtain all approvals necessary or the failure of other closing conditions; the volatility of oil and natural gas prices; any sustained reduction in demand for, or supply of, the petroleum products we gather, transport, process, market and store; the overall forward markets for crude oil, natural gas and natural gas liquids; operational, regulatory and environment risks; cost and availability of equipment and labor; the Company’s ability to finance its activities; and other risks more fully discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company’s website or the SEC’s website at www.sec.gov. Any forward-looking statement speaks only as of the date of which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Energy Transfer will file a registration on Form S-4 that will include a proxy statement of the Company. The definitive proxy statement will be sent to the stockholders of the Company. The Company and Energy Transfer may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of the Company in connection with the Company’s shareholder meetings. Investors and security holders may obtain a free copy of the proxy statement (when available), any registration statement/prospectus and other relevant documents filed by the Company with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement (when available), any registration statement/prospectus and other relevant documents by directing a request by mail or telephone to Investor Relations, SemGroup Corporation, 6120 S. Yale Ave, Suite 1500, Tulsa, OK 74136-4231. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at ir.semgroup.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its security holders with respect to the transaction. Information about these persons is set forth in the Company’s definitive proxy statement relating to its 2019 Annual Meeting of Stockholders, as filed with the SEC on April 12, 2019, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s security holders generally, by reading the proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including, without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.